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                                                                   EXHIBIT 10.30

                       AMENDMENT EFFECTIVE APRIL 19, 1996
                   TO 1994 FLEXIBLE LONG TERM INCENTIVE PLAN
            TO (1) INCREASE THE NUMBER OF SHARES THAT MAY BE GRANTED
              THEREUNDER AND (2) EXPAND THE ELIGIBILITY FOR AWARDS
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     The Capstead Mortgage Corporation 1994 Flexible Long Term Incentive Plan
(the "Plan") is amended in the following respects:

     The Plan is amended to increase the number of shares issuable thereunder by 1,200,000; and

     The Plan be amended by replacing the text of Section 5, Eligibility, in its entirety with the following:

          "Except with respect to Awards that are to be qualified under Section 422, Section 423 or other relevant Section of the Code ("Qualified Awards"), eligibility for participation under the Plan shall be open to all officers, employees and consultants of the Company and its Affiliates.
     With respect to Qualified Awards, eligibility for participation in the Plan shall be confined to employees of the Company and its Subsidiaries, as such term is defined under Section 424 of the Code."